CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Tryx Ventures Corp. for the quarter ended June 30, 2004, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)     the Quarterly Report on Form 10-QSB of Tryx Ventures Corp. for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a)
         or 15(d) of the Securities Exchange Act of 1934; and

(2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, fairly presents in all material respects, the financial condition and results of operations of Tryx Ventures Corp.

By:                              /s/ Alessandra Bordon

Name:                         Alessandra Bordon

Title:                            President, Chief Executive Officer, and Director

Date:                           November 15, 2004

By:                              /s/ Franco Perrotta

Name:                         Franco Perrotta

Title:                           Chief Financial Officer and Director

Date:                           November 15, 2004

1